UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13,2026 (March 11,2026)

NextTrip, Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-38015	27-1865814
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 Paseo del Sol
Santa Fe, New Mexico	87507
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (505) 438-2576

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NTRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 11, 2026, NextTrip, Inc., a Nevada corporation (the “Company”) entered into a new employment agreement (the “Employment Agreement”) with Frank Orzechowski (“Employee”) setting forth the terms of Employee’s continued service as the Company’s Chief Financial Officer. The effective date of the Employment Agreement is retroactive to February 10,2026. The term of employment is on a monthly basis subject to a six-month severance payment in the case of involuntary termination or Employee resigns for good reason. Employee will receive a base annual base salary of $250,000 (the “Base Salary”), an equity bonus grant of 10,000 shares of the Company’s Common Stock under the Company’s 2023 Equity Incentive Plan (the “Plan”) and a guaranteed cash bonus of $13,500 for the 2026 calendar year. From September 1,2025 through March 31,2026, $50,000 of the Base Salary will be satisfied in fully vested shares of the Company’s common stock issued under the Plan based on the closing price of the Company’s Common Stock on February 10,2026. Employee is also eligible to earn an annual performance bonus with a target opportunity of between $50,000 and $150,000 as determined by the Compensation Committee upon achievement of performance objectives as set forth in the Employment Agreement. Employee is also eligible to participate in additional grants of awards under the Plan as approved by the Compensation Committee and Board of Directors.

The foregoing summary of the Employment Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the form of such document attached as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Employment Agreement.

104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTTRIP, INC.

Date: March 13, 2026	By:	/s/ William Kerby
	Name:	William Kerby
	Title:	Chief Executive Officer

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